FORWARD FUNDS

Forward Long/Short Credit Analysis Fund

Supplement Dated November 17, 2008

(to the Forward Funds Class A Shares and Class C Shares Prospectus Dated May 1, 2008)

Class A shares of the Forward Long/Short Credit Analysis Fund (the “Fund”) will liquidate on or about November 21, 2008. As soon as is practicable after that date, Class A shareholders will receive their proportionate interest in the net assets of the Fund’s Class A shares. On or shortly after the liquidation, Class A shares will be terminated as a share class of the Fund.

Beginning on November 10, 2008, in anticipation of the liquidation, Class A shares of the Fund were closed to new investors and closed to additional investments from current shareholders. Dividend reinvestments will not be affected by this closing.

Accordingly, effective November 21, 2008, all references to Class A shares of the Fund in the Prospectus are hereby removed.

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